EXHIBIT 10.5

SUBSCRIPTION AGREEMENT

WaferGen Bio-systems, Inc.
Bayside Technology Center
46531 Fremont Blvd.
Fremont, CA  94538

This Subscription Agreement (this “Agreement”) has been executed by the subscriber set forth in the signature page attached hereto (the “Subscriber”) in connection with the private placement offering (the “Offering”) of a minimum of 3,200,000 and a maximum of 6,400,000 units of securities (the “PPO Units”) issued by WaferGen Bio-systems, Inc., a Nevada Corporation (the “Company”), at a purchase price of $1.25 per PPO Unit.  Each PPO Unit consists of (i) one share of the Company’s common stock, par value $0.001 per share (“Common Stock”), and (ii) a warrant, substantially in the form of Exhibit D to the Memorandum (as defined below) (the “Warrants”), representing the right to purchase 30% of one share of Common Stock, exercisable for a period of five years at an exercise price of $2.00 per whole share; and in the event the Offering is oversubscribed, the Company may, in its discretion, sell up to 1,600,000 additional Units at the same purchase price per Unit.  This subscription is being submitted to you in accordance with and subject to the terms and conditions described in this Agreement and the Confidential Private Placement Memorandum of the Company dated May 18, 2009, as amended and supplemented from time to time, including all attachments, schedules and exhibits thereto (the “Memorandum”), relating to the Offering.

The PPO Units being subscribed for pursuant to this Agreement have not been registered under the Securities Act of 1933, as amended (the “Securities Act”).  The Offering is being made on a “best efforts” basis to “accredited investors,” as defined in Regulation D under the Securities Act, and non-”U.S. persons,” as defined in Regulation S under the Securities Act.  The Company reserves the right, in its sole discretion and for any reason, to reject any Subscriber’s subscription in whole or in part, or to allot less than the number of PPO Units subscribed for.

The undersigned acknowledges receipt of a copy of the Registration Rights Agreement, substantially in the form of Exhibit C to the Memorandum (the “Registration Rights Agreement”).

The closing of the Offering (the “Closing;” and the date on which such Closing occurs hereinafter referred to as the “Closing Date”) shall be at the offices of Morrison & Foerster LLP, as counsel to the Company, at 425 Market Street, San Francisco, CA 94105 (or such other place as is mutually agreed to by the Company).  The Company may conduct multiple closings for the sale of the PPO Units until the termination of the Offering.  The Offering shall continue until May 29, 2009, which date may be extended until June 30, 2009 by the mutual agreement of the Company and the Company’s selling agent, and which date may subsequently be further extended to a date not later than July 31, 2009 by the mutual agreement of the Company and the Company’s selling agent.

1. Subscription.  The undersigned Subscriber hereby subscribes to purchase the number of PPO Units set forth on the signature page attached hereto, at an aggregate price as set forth on such signature page (the “Purchase Price”), subject to the terms and conditions of this Agreement and on the basis of the representations, warranties, covenants and agreements contained herein.

2. Subscription Procedure.  To complete a subscription for the PPO Units, the Subscriber must fully comply with the subscription procedure provided in this Section on or before the Closing Date.

a. Transaction Documents.  On or before the Closing Date, the Subscriber shall review, complete and execute the Omnibus Signature Page to this Agreement and the Investor Certification, attached hereto as Appendix A (collectively, the “Transaction Documents”), and deliver the Transaction Documents, together with a check in the full amount of the Purchase Price, if paying by check, to the Company’s selling agent as set forth on page 11 hereof.  Executed documents may be delivered by facsimile or electronic mail (e-mail), if the Subscriber delivers the original copies of the documents to the Company’s selling agent as soon as practicable thereafter.

b. Purchase Price.  Simultaneously with the delivery of the Transaction Documents as provided herein, and in any event on or prior to the Closing Date, the Subscriber shall deliver to the Escrow Agent the full Purchase Price by wire transfer of immediately available funds, if the Subscriber has not previously delivered a check in the full amount of the Purchase Price to the Company’s selling agent.

c. Company Discretion.  The Subscriber understands and agrees that the Company in its sole discretion reserves the right to accept or reject this or any other subscription for PPO Units, in whole or in part, notwithstanding prior receipt by the Subscriber of notice of acceptance of this subscription.  The Company shall have no obligation hereunder until the Company shall execute and deliver to the Subscriber an executed copy of this Agreement.  If this subscription is rejected in whole, or the offering of PPO Units is terminated, all funds received from the Subscriber will be returned without interest or offset, and this Agreement shall thereafter be of no further force or effect.  If this subscription is rejected in part, the funds for the rejected portion of this subscription will be returned without interest or offset, and this Agreement will continue in full force and effect to the extent this subscription was accepted.

3. Representations and Warranties of the Company.  The Company hereby represents and warrants to the Subscriber the following:

a. Organization and Qualification.  The Company is a corporation duly organized and validly existing under the laws of the State of Nevada.  The Company has all requisite power and authority to carry on its business as currently conducted.  The Company is duly qualified to transact business in each jurisdiction in which the failure to be so qualified would not reasonably be expected to have a material adverse effect on the Company’s business, properties or financial condition (a “Material Adverse Effect”).

b. Authorization.  As of the Closing, all action on the part of the Company, its board of directors, officers and existing stockholders necessary for the authorization, execution and delivery of this Agreement, the Registration Rights Agreement, the Warrant and the performance of all obligations of the Company hereunder and thereunder shall have been taken, and this Agreement, the Registration Rights Agreement and the Warrant, assuming due execution by the parties hereto and thereto, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, subject to: (i) judicial principles limiting the availability of specific performance, injunctive relief, and other equitable remedies and (ii) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect generally relating to or affecting creditors’ rights.

c. Valid Issuance of the Common Stock and the Warrant.  The shares of Common Stock and the Warrant, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, and the shares of Common Stock underlying the Warrant, when issued and delivered in accordance with the terms of the Warrant, shall be duly and validly issued and will be free of restrictions on transfer directly or indirectly created by the Company other than restrictions on transfer under this Agreement, the Registration Rights Agreement and the terms of the Warrant and under applicable federal and state securities laws.

d. Governmental Consents.  No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the offer, sale or issuance of the PPO Units, except for the following: (i) the filing of such notices as may be required under the Securities Act and (ii) the compliance with any applicable state securities laws, which compliance will have occurred within the appropriate time periods therefor.

e. Litigation.  There are no actions, suits, proceedings or investigations pending or, to the best of the Company’s knowledge, threatened before any court, administrative agency or other governmental body against the Company which question the validity of this Agreement, the Registration Rights Agreement or the Warrant, or the right of the Company to enter into any of them, or to consummate the transactions contemplated hereby or thereby, or which would reasonably be expected to have a Material Adverse Effect.  The Company is not a party or subject to, and none of its assets is bound by, the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality which would reasonably be expected to have a Material Adverse Effect.

f. Compliance with Other Instruments.  The Company is not in violation or default of any provision of its Articles of Incorporation, each as in effect immediately prior to the Closing, except for such failures as would not reasonably be expected to have a Material Adverse Effect. Except as disclosed in the Memorandum, the Company is not in violation or default of any provision of any material instrument, mortgage, deed of trust, loan, contract, commitment, judgment, decree, order or obligation to which it is a party or by which it or any of its properties or assets are bound which would reasonably be expected to have a Material Adverse Effect.  To the best of its knowledge, the Company is not in violation or default of any provision of any federal, state or local statute, rule or governmental regulation which would reasonably be expected to have a Material Adverse Effect.  The execution, delivery and performance of and compliance with this Agreement, the Registration Rights Agreement and the issuance and sale of the PPO Units, will not result in any such violation, be in conflict with or constitute, with or without the passage of time or giving of notice, a default under any such provision, require any consent or waiver under any such provision (other than any consents or waivers that have been obtained), or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company pursuant to any such provision.

g. Certain Registration Matters.  Assuming the accuracy of the Subscriber’s representations and warranties set forth in this Agreement and the Transaction Documents, and the representations and warranties made by all other Subscribers of PPO Units in the Offering, no registration under the Securities Act is required for the offer and sale of the PPO Units by the Company to the Subscriber hereunder.

h. No General Solicitation.  Neither the Company nor any person acting on behalf of the Company has offered or sold any of the PPO Units by any form of general solicitation or general advertising (within the meaning of Regulation D).

4. Representations and Warranties of the Subscriber.  The Subscriber represents and warrants to the Company the following:

a. The Subscriber, its advisers, if any, and designated representatives, if any, have the knowledge and experience in financial and business matters necessary to evaluate the merits and risks of its prospective investment in the Company, and have carefully reviewed and understand the risks of, and other considerations relating to, the purchase of PPO Units and the tax consequences of the investment, and have the ability to bear the economic risks of the investment.

b. The Subscriber is acquiring the PPO Units for investment for its own account and not with the view to, or for resale in connection with, any distribution thereof.  The Subscriber understands and acknowledges that the PPO Units, the shares of Common Stock, the Warrants and the shares of Common Stock issuable upon exercise of the Warrants (the “Warrant Shares”) have not been registered under the Securities Act or any state securities laws, by reason of a specific exemption from the registration provisions of the Securities Act and applicable state securities laws, which depends upon, among other things, the bona fide nature of the investment intent as expressed herein.  The Subscriber further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to any third person with respect to any of the PPO Units, the shares of Common Stock, the Warrant or the Warrant Shares.  The Subscriber understands and acknowledges that the offering of the PPO Units pursuant to this Agreement will not be registered under the Securities Act nor under the state securities laws on the ground that the sale provided for in this Agreement and the issuance of securities hereunder is exempt from the registration requirements of the Securities Act and any applicable state securities laws.

c. The Subscriber understands that no public market now exists, and there may never be a public market for, the PPO Units, that an active public market for the Company’s Common Stock does not now exist and that there may never be an active public market for the shares of Common Stock sold in the Offering and the shares of Common Stock underlying the Warrants sold in the Offering.

d. The Subscriber, its advisers, if any, and designated representatives, if any, have received and reviewed information about the Company and have had an opportunity to discuss the Company’s business, management and financial affairs with its management.  The Subscriber understands that such discussions, as well as any written information provided by the Company, were intended to describe the aspects of the Company’s business and prospects which the Company believes to be material, but were not necessarily a thorough or exhaustive description, and except as expressly set forth in this Agreement, the Company makes no representation or warranty with respect to the completeness of such information and makes no representation or warranty of any kind with respect to any information provided by any entity other than the Company.  Some of such information includes projections as to the future performance of the Company, which projections may not be realized, are based on assumptions which may not be correct and are subject to numerous factors beyond the Company’s control.

e. As of the Closing, all action on the part of Subscriber, and its officers, directors and partners, if applicable, necessary for the authorization, execution and delivery of this Agreement and the Registration Rights Agreement and the performance of all obligations of the Subscriber hereunder and thereunder shall have been taken, and this Agreement and the Registration Rights Agreement, assuming due execution by the parties hereto and thereto, constitute valid and legally binding obligations of the Subscriber, enforceable in accordance with their respective terms, subject to: (i) judicial principles limiting the availability of specific performance, injunctive relief, and other equitable remedies and (ii) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect generally relating to or affecting creditors’ rights.

f. The Subscriber either (i) is an “accredited investor” as defined in Rule 501 of Regulation D as promulgated by the Securities and Exchange Commission under the Securities Act or (ii) is not a “U.S. Person” as defined in Regulation S as promulgated by the Securities and Exchange Commission under the Securities Act, and, in each case, shall submit to the Company such further assurances of such status as may be reasonably requested by the Company.

g. The Subscriber, if a non-U.S. Person, agrees that it is acquiring the Shares in an offshore transaction pursuant to Regulation S and hereby represents to the Company as follows:

(i)           Subscriber is outside the United States when receiving and executing this Subscription Agreement; and

(ii)           Subscriber has not acquired the Shares as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S) in the United States in respect of the Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of the Shares; provided, however, that the Subscriber may sell or otherwise dispose of the Shares pursuant to registration of the Shares under the Securities Act and any applicable state and provincial securities laws or under an exemption from such registration requirements and as otherwise provided herein.

(iii)           The Subscriber understands and agrees that offers and sales of any of the Shares prior to the expiration of a period of one year after the date of transfer of the Shares under this Subscription Agreement (the “Distribution Compliance Period”), shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the Securities Act or an exemption therefrom, and that all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the Securities Act or an exemption therefrom, and in each case only in accordance with all applicable securities laws.

(iv)           The Subscriber understands and agrees not to engage in any hedging transactions involving the Shares prior to the end of the Distribution Compliance Period unless such transactions are in compliance with the Securities Act.

(v)           The Subscriber hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the PPO Units or any use of this Subscription Agreement, including: (a) the legal requirements within its jurisdiction for the purchase of the PPO Units; (b) any foreign exchange restrictions applicable to such purchase; (c) any governmental or other consents that may need to be obtained; and (d) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the PPO Units. Such Subscriber’s subscription and payment for, and its continued beneficial ownership of the PPO Units, will not violate any applicable securities or other laws of the Subscriber’s jurisdiction.

h. The Subscriber or its duly authorized representative realizes that because of the inherently speculative nature of investments of the kind contemplated by the Company, the Company’s investment results may be expected to fluctuate from month to month and from period to period and will, generally, involve a high degree of financial and market risk that can result in substantial or, at times, even total losses.

i. The Subscriber has adequate means of providing for its current and anticipated financial needs and contingencies, is able to bear the economic risk for an indefinite period of time and has no need for liquidity of the investment in the PPO Units and could afford complete loss of such investment.

j. The Subscriber is not subscribing for PPO Units as a result of or subsequent to any advertisement, article, notice or other communication, published in any newspaper, magazine or similar media or broadcast over television, radio, or the internet, or presented at any seminar or meeting, or any solicitation of a subscription by a person not previously known to the Subscriber in connection with investments in securities generally.

k. The Subscriber agrees to be bound by all of the terms and conditions of the Registration Rights Agreement and to perform all obligations thereby imposed upon it.

l. All of the information that the Subscriber has heretofore furnished or which is set forth herein is correct and complete as of the date of this Agreement, and, if there should be any material change in such information prior to the admission of the undersigned to the Company, the Subscriber will immediately furnish revised or corrected information to the Company.

m. The Subscriber should check the Office of Foreign Assets Control (“OFAC”) website at <http://www.treas.gov/ofac> before making the following representations. The Subscriber represents that the amounts invested by it in the Company in the Offering were not and are not directly or indirectly derived from activities that contravene federal, state or international laws and regulations, including anti-money laundering laws and regulations. Federal regulations and Executive Orders administered by OFAC prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals.  The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at <http://www.treas.gov/ofac>.  In addition, the programs administered by OFAC (the “OFAC Programs”) prohibit dealing with individuals1 or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists;

n. To the best of the Subscriber’s knowledge, none of: (1) the Subscriber; (2) any person controlling or controlled by the Subscriber; (3) if the Subscriber is a privately-held entity, any person having a beneficial interest in the Subscriber; or (4) any person for whom the Subscriber is acting as agent or nominee in connection with this investment is a country, territory, individual or entity named on an OFAC list, or a person or entity prohibited under the OFAC Programs.  Please be advised that the Company may not accept any amounts from a prospective investor if such prospective investor cannot make the representation set forth in the preceding paragraph.  The Subscriber agrees to promptly notify the Company should the Subscriber become aware of any change in the information set forth in these representations.  The Subscriber understands and acknowledges that, by law, the Company may be obligated to “freeze the account” of the Subscriber, either by prohibiting additional subscriptions from the Subscriber, declining any redemption requests and/or segregating the assets in the account in compliance with governmental regulations, and the Company or its agents may also be required to report such action and to disclose the Subscriber’s identity to OFAC.  The Subscriber further acknowledges that the Company may, by written notice to the Subscriber, suspend the

1 These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs.

redemption rights, if any, of the Subscriber if the Company reasonably deems it necessary to do so to comply with anti-money laundering regulations applicable to the Company, its agents or any of the Company’s other service providers.  These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs;

o. To the best of the Subscriber’s knowledge, none of: (1) the Subscriber; (2) any person controlling or controlled by the Subscriber; (3) if the Subscriber is a privately-held entity, any person having a beneficial interest in the Subscriber; or (4) any person for whom the Subscriber is acting as agent or nominee in connection with this investment is a senior foreign political figure2, or any immediate family3 member or close associate4 of a senior foreign political figure, as such terms are defined in the footnotes below; and

p. If the Subscriber is affiliated with a non-U.S. banking institution (a “Foreign Bank”), or if the Subscriber receives deposits from, makes payments on behalf of, or handles other financial transactions related to a Foreign Bank, the Subscriber represents and warrants to the Company that: (1) the Foreign Bank has a fixed address, other than solely an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities; (2) the Foreign Bank maintains operating records related to its banking activities; (3) the Foreign Bank is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities; and (4) the Foreign Bank does not provide banking services to any other Foreign Bank that does not have a physical presence in any country and that is not a regulated affiliate.

5. Transfer Restrictions.  The Subscriber acknowledges and agrees as follows:

a. The PPO Units, the shares of Common Stock, the Warrant and the Warrant Shares have not been registered for sale under the Securities Act, in reliance on the private offering exemption in Section 4(2) thereof; except as provided in the Registration Rights Agreement, the Company does not intend to register the PPO Units, the shares of Common Stock, the Warrant Shares and the Warrant under the Securities Act at any time in the future; and the undersigned will not immediately be entitled to the benefits of Rule 144 with respect to the PPO Units, the shares of Common Stock and the Warrant.

b. The Subscriber understands that the certificates representing the Shares and the Warrants, until such time as the Shares or Warrant Shares (as the case may be)  have been registered under the Securities Act, shall bear a restrictive legend in substantially the following

2 A “senior foreign political figure” is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government-owned corporation. In addition, a “senior foreign political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.

3 “Immediate family” of a senior foreign political figure typically includes the figure’s parents, siblings, spouse, children and in-laws.

4 A “close associate” of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.

form (and a stop-transfer order may be placed against transfer of such certificates or other instruments):

For U.S. Persons:

THE SECURITIES REPRESENTED HEREBY (AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF) HAVE BEEN ISSUED PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”).  THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS THE SECURITIES ARE REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IS AVAILABLE.  IN ADDITION, HEDGING TRANSACTIONS INVOLVING SUCH SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

For Non-U.S. Persons:

THESE SECURITIES WERE ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”). ACCORDINGLY, NONE OF THE SECURITIES TO WHICH THIS CERTIFICATE RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT.

Furthermore, the Warrants issued to Subscribers purchasing Units in this Offering in an offshore transaction outside the United States in reliance on Regulation S will bear an additional restrictive legend to the following effect:

THIS WARRANT MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR ON BEHALF OF A U.S. PERSON OR A PERSON IN THE UNITED STATES UNLESS THE UNDERLYING SECURITIES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE.

The legend(s) set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of such securities upon which it is stamped, if (a) such securities are being sold pursuant to a registration statement under the Securities Act, or (b) such holder delivers to the Company an opinion of counsel, in a reasonably acceptable form, to the Company that a disposition of the securities is being made pursuant to an exemption from such registration.

c. No governmental agency has passed upon the PPO Units, the shares of Common Stock, the Warrant Shares and the Warrant or made any finding or determination as to the wisdom of any investments therein.

d. There are substantial restrictions on the transferability of the shares of Common Stock, and if the Company decides to issue certificates representing the shares of Common Stock, restrictive legends will be placed on any such certificates.

6.           Indemnification.  The Subscriber agrees to indemnify and hold harmless the Company,  any placement agent, dealer or finder in the Offering, and their respective officers, directors, employees, agents, advisors, control persons and affiliates from and against all losses, liabilities, claims, damages, costs, fees and expenses whatsoever (including, but not limited to, any and all expenses incurred in investigating, preparing or defending against any litigation commenced or threatened) based upon or arising out of any actual or alleged false acknowledgment, representation or warranty, or misrepresentation or omission to state a material fact, or breach by the Subscriber of any covenant or agreement made by the Subscriber herein or in any other document delivered in connection with this Agreement.  The Company agrees to indemnify and hold harmless the Subscriber, and its respective officers, directors, employees, agents, advisors, control persons and affiliates from and against all losses, liabilities, claims, damages, costs, fees and expenses whatsoever (including, but not limited to, any and all expenses incurred in investigating, preparing or defending against any litigation commenced or threatened) based upon or arising out of any actual or alleged false acknowledgment, representation or warranty, or misrepresentation or omission to state a material fact, or breach by the Company of any covenant or agreement made by the Company herein or in any other document delivered in connection with this Agreement.

7.           Irrevocability; Binding Effect.  The Subscriber hereby acknowledges and agrees that the subscription hereunder is irrevocable by the Subscriber, except as required by applicable law, and that this Agreement shall survive the death or disability of the Subscriber and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns.  If the Subscriber is more than one person, the obligations of the Subscriber hereunder shall be joint and several and the agreements, representations, warranties and acknowledgments herein shall be deemed to be made by and be binding upon each such person and such person’s heirs, executors, administrators, successors, legal representatives and permitted assigns.

8.           Modification.  This Agreement shall not be modified or waived except by an instrument in writing signed by the party against whom any such modification or waiver is sought.

9.           Immaterial Modifications to the Registration Rights Agreement. The Company may, at any time prior to the initial Closing, amend the Registration Rights Agreement if necessary to clarify any provision therein, without first providing notice or obtaining prior consent of the Subscriber.

10.           Notices.  All notices or other communications which are required or permitted under this Agreement shall be in writing and sufficient if transmitted by hand delivery, by facsimile transmission, by registered or certified mail, postage pre-paid, by electronic mail, or by nationally recognized overnight carrier, to the persons at the addresses set forth below (or at such other address as may be provided hereunder), and shall be deemed to have been delivered (i) if transmitted by hand delivery, as of the date delivered, (ii) if transmitted by facsimile or electronic mail, as of the date so transmitted with an automated confirmation of delivery, (iii) if transmitted by nationally recognized overnight carrier, as of the Business Day following the date of delivery to the carrier, and (iv) if transmitted by registered or certified mail, postage pre-paid, on the third Business Day following posting with the U.S. Postal Service: (a) if to the Company, at the address set forth above, or (b) if to the Subscriber, at the address set forth on the signature page hereof (or, in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 10).

11.           Assignability.  This Agreement and the rights, interests and obligations hereunder are not transferable or assignable by the Subscriber and the transfer or assignment of the PPO Units, the shares of Common Stock, the Warrant or the shares of Common Stock underlying the Warrants shall be made only in accordance with all applicable laws.

12.           Applicable Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without reference to the principles thereof relating to the conflict of laws.

13.           Arbitration.  The parties agree to submit all controversies to arbitration in accordance with the provisions set forth below and understand that:

(a)           Arbitration is final and binding on the parties.

(b)           The parties are waiving their right to seek remedies in court, including the right to a jury trial.

(c)           Pre-arbitration discovery is generally more limited and different from court proceedings.

(d)           The arbitrator’s award is not required to include factual findings or legal reasoning and any party’s right to appeal or to seek modification of rulings by arbitrators is strictly limited.

(e)           The panel of arbitrators will typically include a minority of arbitrators who were or are affiliated with the securities industry.

(f)           All controversies which may arise between the parties concerning this Agreement shall be determined by arbitration pursuant to the rules then pertaining to the Financial Industry Regulatory Authority in New York City, New York.  Judgment on any award of any such arbitration may be entered in the Supreme Court of the State of New York or in any other court having jurisdiction of the person or persons against whom such award is rendered.  Any notice of such arbitration or for the confirmation of any award in any arbitration shall be sufficient if given in accordance with the provisions of this Agreement.  The parties agree that the determination of the arbitrators shall be binding and conclusive upon them.

14.           Blue Sky Qualification.  The purchase of PPO Units under this Agreement is expressly conditioned upon the exemption from qualification of the offer and sale of the PPO Units from applicable federal and state securities laws.  The Company shall not be required to qualify this transaction under the securities laws of any jurisdiction and, should qualification be necessary, the Company shall be released from any and all obligations to maintain its offer, and may rescind any sale contracted, in the jurisdiction.

15.           Use of Pronouns.  All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require.

16.           Confidentiality.  The Subscriber acknowledges and agrees that any information or data the Subscriber has acquired from or about the Company, not otherwise properly in the public domain, including, without limitation, the business summary of the Company, was received in confidence.  The Subscriber agrees not to divulge, communicate or disclose, except as may be required by law or for the performance of this Agreement, or use to the detriment of the Company or for the benefit of any other person, or misuse in any way, any confidential information of the Company, including any scientific, technical, trade or business secrets of the Company and any scientific, technical, trade or business materials that are treated by the Company as confidential or proprietary, including, but not limited to, ideas, discoveries, inventions, developments and improvements belonging to the Company and confidential information obtained by or given to the Company about or belonging to third parties.

17.           Miscellaneous.

(a)           This Agreement, together with the Registration Rights Agreement, constitute the entire agreement between the Subscriber and the Company with respect to the subject matter hereof and supersede all prior oral or written agreements and understandings, if any, relating to the subject matter hereof.  The terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by a written document executed by the party entitled to the benefits of such terms or provisions.

(b)           The representations and warranties of the Company and the Subscriber made in this Agreement shall survive the execution and delivery hereof and delivery of the Common Stock and the Warrants contained in the PPO Units.

(c)           Each of the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby, whether or not the transactions contemplated hereby are consummated.

(d)           This Agreement may be executed in one or more original or facsimile counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

(e)           Each provision of this Agreement shall be considered separable and, if for any reason any provision or provisions hereof are determined to be invalid or contrary to applicable law, such invalidity or illegality shall not impair the operation of or affect the remaining portions of this Agreement.

(f)           Paragraph titles are for descriptive purposes only and shall not control or alter the meaning of this Agreement as set forth in the text.

(g)           The Subscriber understands and acknowledges that there may be multiple Closings for the Offering.

(h)           The Subscriber hereby agrees to furnish the Company such other information as the Company may request prior to the Closing with respect to its subscription hereunder.

18.           Omnibus Signature Page.  This Agreement is intended to be read and construed in conjunction with the Registration Rights Agreement pertaining to the issuance by the Company of the PPO Units, the shares of Common Stock, the Warrant, the Warrant Shares and the shares of Common Stock underlying the Warrant to subscribers in the Offering.  Accordingly, pursuant to the terms and conditions of this Agreement and such related agreements, it is hereby agreed that the execution by the Subscriber of this Agreement, in the place set forth herein, shall constitute agreement to be bound by the terms and conditions hereof and the terms and conditions of the Registration Rights Agreement, with the same effect as if each of such separate but related agreement were separately signed.

19.           Public Disclosure.  Neither the Subscriber nor any officer, manager, director, member, partner, stockholder, employee, affiliate, affiliated person or entity of the Subscriber shall make or issue any press releases or otherwise make any public statements or make any disclosures to any third person or entity with respect to the transactions contemplated herein and will not make or issue any press releases or otherwise make any public statements of any nature whatsoever with respect to the Company without the Company’s express prior approval.  The Company has the right to withhold such approval in its sole discretion.

ANTI-MONEY LAUNDERING REQUIREMENTS

The USA PATRIOT Act	What is money laundering?	How big is the problem and why is it important?

The USA PATRIOT Act is designed to detect, deter, and punish terrorists in the United States and abroad.  The Act imposes new anti-money laundering requirements on brokerage firms and financial institutions.  Since April 24, 2002 all brokerage firms have been required to have new, comprehensive anti-money laundering programs.

To help you understand these efforts, we want to provide you with some information about money laundering and our steps to implement the USA PATRIOT Act.

Money laundering is the process of disguising illegally obtained money so that the funds appear to come from legitimate sources or activities.  Money laundering occurs in connection with a wide variety of crimes, including illegal arms sales, drug trafficking, robbery, fraud, racketeering, and terrorism.

The use of the U.S. financial system by criminals to facilitate terrorism or other crimes could well taint our financial markets.  According to the U.S. State Department, one recent estimate puts the amount of worldwide money laundering activity at $1 trillion a year.

What are we required to do to eliminate money laundering?

Under new rules required by the USA PATRIOT Act, our anti-money laundering program must designate a special compliance officer, set up employee training, conduct independent audits, and establish policies and procedures to detect and report suspicious transaction and ensure compliance with the new laws.

As part of our required program, we may ask you to provide various identification documents or other information.  Until you provide the information or documents we need, we may not be able to effect any transactions for you.

How to subscribe for PPO Units in the private offering of

WaferGen Bio-systems, Inc.:

1.	Date and Fill in the number of PPO Units being purchased and Complete and Sign the Omnibus Signature Page.

2.	Initial the Investor Certification page.

3.	Complete and return the Investor Profile and, if applicable, Wire Transfer Authorization attached to this Subscription Agreement.

4.	Fax or email all forms and then send all signed original documents to:

DiAnn Ellis
Spencer Trask Ventures, Inc.
1700 East Putnam Avenue, 14th Floor
Old Greenwich, Ct. 06870
Facsimile Number:  (212) 829-4424
Telephone Number:  (212) 326-9200, ext. 672
E-mail Address:  dellis@spencertrask.com

5.
If you are paying the Purchase Price by check, a check for the exact dollar amount of the Purchase Price for the number of PPO Units you are purchasing should be made payable to the order of “Signature Bank, Escrow Agent for WAFERGEN BIO-SYSTEMS, INC.” and should be sent to DiAnn Ellis with your other subscription documents.

6.
If you are paying the Purchase Price by wire transfer, you should send a wire transfer for the exact dollar amount of the Purchase Price for the number of PPO Units you are purchasing according to the following instructions:

Bank:	Signature Bank 261 Madison Avenue New York, New York 10016 Attn: Cliff Broder
ABA Routing #:	026013576
Account Name	Signature Bank as Escrow Agent for WaferGen Bio-systems, Inc.
Account #:	1501012080
Swift Code	SIGNUS33 (for foreign wires only)
Reference:	[Insert the Name of Subscriber exactly as it appears on the Omnibus Signature Page]
Thank you for your interest,

WaferGen Bio-systems, Inc.
WAFERGEN BIO-SYSTEMS, INC.
OMNIBUS SIGNATURE PAGE TO
SUBSCRIPTION AGREEMENT AND
REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, the Subscriber hereby executes this Subscription Agreement and the Registration Rights Agreement.

Dated:                                                      , 2009

SUBSCRIBER (individual)                                                                           SUBSCRIBER (entity)

Signature                                                                                                          Name of Entity

Print Name                                                                                                       Signature

          Print Name:
Signature (if Joint Tenants or Tenants in Common)
          Title:

Address of Principal Residence: Address of Executive Offices:

Social Security Number(s):                                                                           IRS Tax Identification Number:

Telephone Number:                                                                                       Telephone Number:

Facsimile Number:                                                                                          Facsimile Number:

E-mail Address:                                                                                              E-mail Address:

X           $1.25                      =           $
Number of PPO Units                Price per PPO Unit                           Purchase Price

WAFERGEN BIO-SYSTEMS, INC.

IN WITNESS WHEREOF, the Company has duly executed this Subscription Agreement.

WAFERGEN BIO-SYSTEMS, INC.

By:
      Name:               Alnoor Shivji
      Title:                 Chief Executive Officer, President
and Chairman of the Board

Appendix A

Appendix A
WAFERGEN BIO-SYSTEMS, INC.
INVESTOR CERTIFICATION

For Individual Accredited Investors Only
(all Individual Accredited Investors must INITIAL where appropriate):

Initial _______
I have a net worth (including home, furnishings and automobiles) in excess of $1,000,000 either individually or through aggregating my individual holdings and those in which I have a joint, community property or other similar shared ownership interest with my spouse.

Initial _______
I have had an annual gross income for the past two years of at least $200,000 (or $300,000 jointly with my spouse) and expect my income (or joint income, as appropriate) to reach the same level in the current year.

For Non-Individual Accredited Investors
(all Non-Individual Accredited Investors must INITIAL where appropriate):

Initial _______
The investor certifies that it is a partnership, corporation, limited liability company or business trust that is 100% owned by persons who meet at least one of the criteria for Individual Investors set forth above.

Initial _______
The investor certifies that it is a partnership, corporation, limited liability company or business trust that has total assets of at least $5 million and was not formed for the purpose of investing in the Company.

Initial _______
The investor certifies that it is an employee benefit plan whose investment decision is made by a plan fiduciary (as defined in ERISA §3(21)) that is a bank, savings and loan association, insurance company or registered investment adviser.

Initial _______	The investor certifies that it is an employee benefit plan whose total assets exceed $5,000,000 as of the date of this Agreement.
Initial _______	The undersigned certifies that it is a self-directed employee benefit plan whose investment decisions are made solely by persons who meet either of the criteria for Individual Investors.
Initial _______	The investor certifies that it is a U.S. bank, U.S. savings and loan association or other similar U.S. institution acting in its individual or fiduciary capacity.
Initial _______	The undersigned certifies that it is a broker-dealer registered pursuant to §15 of the Securities Exchange Act of 1934.
Initial _______
The investor certifies that it is an organization described in §501(c)(3) of the Internal Revenue Code with total assets exceeding $5,000,000 and not formed for the specific purpose of investing in the Company.

Initial _______
The investor certifies that it is a trust with total assets of at least $5,000,000, not formed for the specific purpose of investing in the Company, and whose purchase is directed by a person with such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment.

Initial _______
The investor certifies that it is a plan established and maintained by a state or its political subdivisions, or any agency or instrumentality thereof, for the benefit of its employees, and which has total assets in excess of $5,000,000.

Initial _______	The investor certifies that it is an insurance company as defined in §2(13) of the Securities Act, or a registered investment company.

Appendix A

WAFERGEN BIO-SYSTEMS, INC.
INVESTOR CERTIFICATION (continued)

For Non-U.S. Person Investors
(all Investors who are not a U.S. Person must INITIAL this section):

Initial _______	The Investor is not a “U.S. Person” as defined in Regulation S; and specifically the Subscriber is not:

A.	a natural person resident in the United States of America, including its territories and possessions (“United States”);
B.	a partnership or corporation organized or incorporated under the laws of the United States;
C.	an estate of which any executor or administrator is a U.S. Person;
D.	a trust of which any trustee is a U.S. Person;
E.	an agency or branch of a foreign entity located in the United States;
F.	a non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. Person;
G.	a discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; or
H.
a partnership or corporation: (i) organized or incorporated under the laws of any foreign jurisdiction; and (ii) formed by a U.S. Person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Act) who are not natural persons, estates or trusts.

And, in addition:

I.	the Subscriber was not offered the Units in the United States;
J.	at the time the buy-order for the Units was originated, the Subscriber was outside the United States; and
K.
the Subscriber is purchasing the Units for its own account and not on behalf of any U.S. Person (as defined in Regulation S) and a sale of the Units has not been pre-arranged with a Subscriber in the United States.

Appendix A

[Missing Graphic Reference]

WAFERGEN BIO-SYSTEMS, INC.
                          Investor Profile
(Must be completed by Investor)

a)           Section A - Personal Investor Information

Investor Name(s): _________________________________________________________________________
Individual executing Profile or Trustee: ________________________________________________________
Social Security Numbers / Federal I.D. Number: _________________________________________________

Date of Birth:                             _________________   Marital Status:  _______________________
Joint Party Date of Birth:         _________________   Investment Experience (Years):    __________
Annual Income:                        _________________   Liquid Net Worth: _____________________
Net Worth:                                _________________
Tax Bracket:                                ______ 15% or below       _____ 25% - 27.5%       _____ Over 27.5%
Investment Objectives (circle one or more):Preservation of Capital,	Income, Capital Appreciation, Trading Profits, Speculation or Other (please specify) * See definitions on following page
Home Street Address: ______________________________________________________________________
Home City, State & Zip Code: _______________________________________________________________
Home Phone: ________________________ Home Fax: _____________________  Home Email: _________
Employer: _______________________________________________________________________________
Employer Street Address: ___________________________________________________________________
Employer City, State & Zip Code: ____________________________________________________________
Bus. Phone: __________________________ Bus. Fax: __________________________ Bus. Email: _______
Type of Business: _________________________________________________________________________
Spencer Trask Account Executive / Outside Broker/Dealer: ________________________________________
If you are a United States citizen, please list the number and jurisdiction of issuance of any other government-issued document evidencing residence and bearing a photograph or similar safeguard (such as a driver’s license or passport), and provide a photocopy of each of the documents you have listed. ________________________________________________________________________________________
If you are NOT a United States citizen, for each jurisdiction of which you are a citizen or in which you work or reside, please list (i) your passport number and country of issuance or (ii) alien identification card number AND (iii) number and country of issuance of any other government-issued document evidencing nationality or residence and bearing a photograph or similar safeguard, and provide a photocopy of each of these documents you have listed.  These photocopies must be certified by a lawyer as to authenticity. ________________________________________________________________________________________

Appendix A

b)Section B – Certificate Delivery Instructions

____ Please deliver Shares to the Employer Address listed in Section A.
____ Please deliver Shares to the Home Address listed in Section A.
____ Please deliver Shares to the following address: _________________________________.

 Section C – Form of Payment – Check or Wire Transfer

____ Check payable to Signature Bank, As Escrow Agent for Wafergen Bio-systems, Inc.
____ Wire funds from my outside account according to the "How to subscribe for Units" Page.
____ Wire funds from my Spencer Trask Account - See Following Page.
____ The funds for this investment are rolled over, tax deferred from _________ within the allowed 60 day window.

(a) Please check if you are a FINRA member or affiliate of a FINRA member firm: ________

_________________________                                                                       ______________________
Investor Signature                                                                                                Date

Investor Signature                                                                                                Date

Appendix A

Investment Objectives: The typical investment listed with each objective are only some examples of the kinds of investments that have historically been consistent with the listed objectives.  However, neither Wafergen Bio-systems, Inc. nor Spencer Trask Ventures, Inc. can assure that any investment will achieve your intended objective.  You must make your own investment decisions and determine for yourself if the investments you select are appropriate and consistent with your investment objectives.

Neither WaferGen Bio-systems, Inc. nor Spencer Trask Ventures, Inc. assume responsibility to you for determining if the investments you selected are suitable for you.

Preservation of Capital: An investment objective of Preservation of Capital indicates you seek to maintain the principal value of your investments and are interested in investments that have historically demonstrated a very low degree of risk of loss of principal value.  Some examples of typical investments might include money market funds and high quality, short-term fixed income products.

Income:  An investment objective of Income indicates you seek to generate from investments and are interested in investments that have historically demonstrated a low degree of risk of loss of principal value.  Some examples of typical investments might include high quality, short and medium-term fixed income products, short-term bond funds and covered call options.

Capital Appreciation:  An investment objective of Capital Appreciation indicates you seek to grow the principal value of your investments over time and are willing to invest in securities that have historically demonstrated a moderate to above average degree of risk of loss of principal value to pursue this objective.  Some examples of typical investments might include common stocks, lower quality, medium-term fixed income products, equity mutual funds and index funds.

Trading Profits: An investment objective of Trading Profits indicates you seek to take advantage of short-term trading opportunities, which may involve establishing and liquidating positions quickly.  Some examples of typical investments might include short-term purchases and sales of volatile or low priced common stocks, put or call options, spreads, straddles and/or combinations on equities or indexes.  This is a high-risk strategy.

Speculation:  An investment objective of Speculation indicates you seek a significant increase in the principal value of your investments and are willing to accept a corresponding greater degree of risk by investing in securities that have historically demonstrated a high degree of risk of loss of principal value to pursue this objective.  Some examples of typical investments might include lower quality, long-term fixed income products, initial public offerings, volatile or low priced common stocks, the purchase of sale of put or call options, spreads, straddles and/or combinations on equities or indexes, and the use of short-term or day trading strategies.

Other:  Please specify.

Appendix A

Memorandum
Wire Transfer Authorization

TO:           Lydia Soler - Operations Manager
             Spencer Trask Ventures, Inc.

RE:           Client Wire Transfer Authorization
             WAFERGEN BIO-SYSTEMS, INC.

DATE:     ________________

This memorandum authorizes the transfer of the following listed funds from my Spencer Trask Brokerage Account as follows:

Spencer Trask Brokerage Account #    ______________________

Wire Amount                                          $______________________

BANK NAME:  SIGNATURE BANK
2.            ABA NUMBER: 026013576

3.            A/C NAME:        SIGNATURE BANK, AS ESCROW AGENTFOR WAFERGEN BIO-SYSTEMS, INC.

4.            SWIFT CODE:  SIGNUS33 (for foreign wires only)

            A/C Number:
           REFERENCE:
           SUBSCRIBER LEGAL NAME __________________________________

       TAX ID NUMBER                       __________________________________

       SUBSCRIBER ADDRESS        __________________________________

FBO:                         ________________________________________________

Investment Title:    ________________________________________________

Signature:                ________________________________________________

Signature:                ________________________________________________
(Joint Signature)